UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2010

GLG Partners, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693
______________________ (State or other jurisdiction	_____________ (Commission	_______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, 38th Floor New York, New York 10022
_________________________________ (Address of principal executive offices)

Registrant’s telephone number, including area code:		(212) 224-7200

Not Applicable
________________________________________________ Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of the Company held May 10, 2010 the following proposals were voted on and approved:

(1)           To elect seven members of our board of directors with terms expiring at the Annual Meeting in 2011.

	Votes For	Votes Withheld	Broker Non-Votes
Noam Gottesman	211,611,818	4,011,402	21,988,707
Pierre Lagrange	211,460,286	4,162,934	21,988,707
Emmanuel Roman	211,611,818	4,011,402	21,988,707
Ian G.H. Ashken	214,032,736	1,590,484	21,988,707
Martin E. Franklin	202,388,878	13,234,342	21,988,707
James N. Hauslein	206,357,482	9,265,738	21,988,707
William P. Lauder	214,041,743	1,581,477	21,988,707

(2)           To ratify the appointment by the Audit Committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2010.

For	Against	Abstain
237,244,110	366,541	1,276

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By: /s/ Alejandro San Miguel
Alejandro San Miguel General Counsel & Corporate Secretary
Date:  May 11, 2010